UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008 (January 31, 2008)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 San Felipe, Suite 485
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Assets.

On December 28, 2007, Vanguard Natural Resources, LLC (the “Company”) filed a Current Report on Form 8-K announcing that its wholly-owned subsidiary, Vanguard Permian, LLC, had entered into a Purchase and Sale Agreement, dated December 21, 2007, with Apache Corporation (the “PSA”) to purchase certain producing and non-producing oil and gas properties in the Permian Basin in Texas and New Mexico (the “Purchased Assets”) for approximately $78.3 million in cash (the “Acquisition”), subject to adjustment.

The Purchased Assets have total estimated proved reserves of 5.1 MMboe as of December 31, 2007, of which approximately 84% is oil and 88% is proved developed and include both operated and non-operated wells. Based on the current net daily production of approximately 800 BOEPD, the Purchased Assets have a reserve to production ratio of approximately 15 years. At the closing, Apache Corporation assigned, and the Company agreed to cause Vanguard Natural Gas, LLC, a wholly-owned subsidiary of the Company to assume oil swap derivative contracts covering approximately 90% of the estimated proved producing oil production from the Purchased Assets through 2011 at a weighted average price of $87.29.

The closing of the transaction contemplated in the PSA was completed on January 31, 2008 for an adjusted purchase price of $73.4 million, subject to final purchase price adjustments to be determined. Pursuant to Item 9.01 of Form 8-K, the Company hereby provides the statements of revenues and direct operating expenses for the Purchased Assets and the pro forma balance sheet of the Company reflecting the acquisition of the Purchased Assets as if the transaction occurred on December 31, 2007.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited statement of combined revenues and direct operating expenses for the Purchased Assets for the years ended December 31, 2007, 2006 and 2005 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Balance Sheet

The unaudited pro forma consolidated balance sheet of Vanguard Natural Resources, LLC as of December 31, 2007 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1
Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Vanguard Natural Resources, LLC from Apache Corporation for the years ended December 31, 2007, 2006 and 2005.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President and Chief Executive Officer
April 14, 2008

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1
Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Vanguard Natural Resources, LLC from Apache Corporation for the years ended December 31, 2007, 2006 and 2005.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of December 31, 2007